UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2024

Redwoods Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

1115 Broadway, 12th Floor

New York, NY 10010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (646) 916-5315

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units,	RWODU	The Nasdaq Stock Market LLC
Common Stock	RWOD	The Nasdaq Stock Market LLC
Warrants	RWODW	The Nasdaq Stock Market LLC
Rights	RWODR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 9, 2024, Redwoods Acquisition Corp. (“RWOD” or “Redwoods”) entered into a non-redemption agreement (the “Non-Redemption Agreement”) with certain investors named therein (each, a “Backstop Investor”), each acting on behalf of certain funds, investors, entities or accounts that are managed, sponsored or advised by each such Backstop Investor or its affiliates. Pursuant to the Non-Redemption Agreement, the Backstop Investors agreed that, on or prior to Closing, the Backstop Investors will rescind or reverse their previous election to redeem an aggregate of up 360,000 shares of RWOD common stock (the “Backstop Shares”), which redemption requests were made in connection with the special meeting of RWOD stockholders held on April 12, 2024 for the purpose of approving the transactions (the “Transactions”) contemplated by that certain business combination agreement, dated May 30, 2023, by and among the Company, ANEW MEDICAL, INC., a Wyoming corporation, and ANEW MEDICAL SUB, INC., a Wyoming corporation. RWOD agreed to accept any request to rescind or reverse redemption requests made no later than two business days prior to the closing of the Transactions promptly once submitted by the Backstop Investors.

Upon consummation of the Transactions, RWOD shall pay or cause to be paid to each Backstop Investor a payment in respect of its respective Backstop Shares in cash released from RWOD’s trust account in an amount equal to the product of (x) the number of Backstop Shares and (y) the Redemption Price (as defined below), less $5.00.

RWOD may enter into other non-redemption agreements with substantially similar terms with other investors or stockholders of RWOD.

The foregoing description of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Non-Redemption Agreement, a form of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

As of May 8, 2024, RWOD has received requests to redeem a total of 1,589,776 RWOD Shares. As of May 8, 2024, the pro rata portion of the Trust Account each public share would be entitled to receive upon redemption (the “Redemption Price”) is approximately $11.20 per share (prior to the deduction of any applicable taxes). Stockholders who wish to withdraw their previously submitted redemption requests may do so by requesting RWOD’s transfer agent, Continental Stock Transfer & Trust Company, to return such shares. Based on the redemption requests received as of the date hereof, RWOD will have a total of 170,418 RWOD Shares outstanding following redemptions.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of Redwoods and ANEW MEDICAL Inc. (“ANEW”), as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to ANEW’s businesses and strategies; the ability to complete the proposed business combination due to the failure to obtain approval from Redwoods’ stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of Redwoods’ common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the registration statement on Form S-4, filed by Redwoods with the SEC; and in Redwood Acquisition Corp.’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Redwoods, ANEW and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between Redwoods and ANEW. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Redwoods filed a registration statement on Form S-4 with the SEC, which included a document that serves as a prospectus and proxy statement of Redwoods, referred to as a proxy statement/prospectus. A proxy statement/prospectus was sent to all of Redwoods’s stockholders on or about February 20, 2024. Redwoods will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Redwoods are urged to read the registration statement on Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Stockholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Redwoods Acquisition Corp., at 1115 Broadway, 12th Floor, New York, NY 10010. Investors and security holders will also be able to obtain free copies of the registration statement on Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Redwoods through the website maintained by the SEC at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF REDWOODS ACQUISITION CORP. ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT REDWOODS ACQUISITION CORP. WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REDWOODS ACQUISITION CORP., ANEW AND THE TRANSACTIONS.

Participants in the Solicitation

Redwoods and its directors and executive officers may be deemed participants in the solicitation of proxies from Redwoods’ stockholders with respect to the business combination. Information about Redwoods’ directors and executive officers and a description of their interests in Redwoods is included in the proxy statement/prospectus for the proposed transaction and be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants is contained in the proxy statement/prospectus for the proposed transaction.

ANEW and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Redwoods in connection with the proposed business combination. Information about ANEW’s directors and executive officers and information regarding their interests in the proposed transaction is included in the proxy statement/prospectus for the proposed transaction.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Redwoods Acquisition Corp. or ANEW, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.3	Non-Redemption Agreement, dated May 9, 2024, by and among Redwoods Acquisition Corp. and the parties named therein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2024	REDWOODS ACQUISITION CORP.

	By:	/s/ Jiande Chen
	Name:	Jiande Chen
	Title:	Chief Executive Officer

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